Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Summary of commitments to make payments under long-term research agreements	As of December 31, 2022, the commitments to make payments under those agreements, and their estimated timing, were as follows:

($ millions)	2022
2023	6
2024	18
2025	24
2026	3
2027	41
Thereafter	83
Total	175